SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 21, 1997

                        Lexmark International Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-14050                 22-3074422
       ---------------              ------------             -------------
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File No.)            Identification No.)


 One Lexmark Centre Drive, Lexington, Kentucky                   40550
-----------------------------------------------               ------------
   (Address of principal executive offices)                    (Zip code)





       Registrant's telephone number, including area code: (606) 232-2000
                                                            -------------

                740 New Circle Road, NW, Lexington, Kentucky 40511
             --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  On January 21,  1997,   the  Registrant issued  the   attached
press  release announcing its fourth quarter and full year 1996 earnings.



Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits.

                  Exhibit 20 -  Press Release dated January 21, 1997.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               LEXMARK INTERNATIONAL GROUP, INC.



                                               By: /s/ Albert L. Luedtke
                                                   ---------------------
                                                   Albert L. Luedtke
                                                   Corporate Controller






Date:  January 21, 1997
       ----------------



                                       3